Great Plains Energy
Investor Presentation
Fall 2010
Fall 2010 Investor Presentation
Exhibit 99.1

Michael Cline
Vice President - Investor Relations and Treasurer
816-556-2622
michael.cline@kcpl.com
Terry Bassham
Executive Vice President - Utility Operations
816-556-2565
terry.bassham@kcpl.com
Fall 2010 Investor Presentation

Company Representatives

 Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include:
future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates;
effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors;
ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; the timing and amount of resulting synergy savings from the GMO acquisition; and other risks and uncertainties.
 This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in
Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange
Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward-Looking Statement
Fall 2010 Investor Presentation

KCP&L
GMO
Iowa
Nebraska
Kansas
Missouri

Industrial 13%
Commercial 46%
Residential 41%

Missouri (GMO) 35%
Kansas 28%
Missouri (KCP&L) 37%

Natural Gas and oil 2%
Wind 1%
Nuclear 18%
Coal 79%

GREAT PLAINS ENERGY

• Solid Midwest electric utility operating under the KCP&L brand
• Transformational events in 2008 to focus business model on fully regulated utility operations
 – Sale of Strategic Energy
 – Acquisition of Aquila (now KCP&L Greater Missouri
 Operations, or “GMO”)
• Company attributes
 – ~822,000 customers / 3,200+ employees
 – ~6,600 MW of primarily low-cost coal baseload
 generation
 – 5-year projected synergies post-GMO acquisition of
 ~$760M
 – ~$8.5bn in assets and $4.4bn in rate base at 2009YE
Service Territories: KCP&L and GMO
Business Highlights
YTD MWh Sold by Customer Type
YTD MWh Sales by Jurisdiction
YTD MWh Generated by Fuel Type
Total: ~ 18,423 MWhs
Total: ~ 18,423 MWhs
Total: ~ 19,958 MWhs
Note: Charts below reflect YTD 9/30/10
Fall 2010 Investor Presentation

Solid Vertically-Integrated Midwest Utility

• Strong Midwest electric utilities focused on regulated operations in Missouri and Kansas
• Diversified customer base includes ~822,000 residential, commercial, and industrial customers
• ~6,600 Megawatts of generation capacity
• Low-cost generation mix: 80% coal, 17% nuclear (Wolf Creek), 2% natural gas/oil and 1% wind in 2009
100% Regulated
Electric Utility
Operations Focus
• Growth and stability in earnings driven by sizable regulated investments as part of the Comprehensive Energy Plan
 (“CEP”)
 • Wind and environmental retrofit components of CEP in place; Iatan 2 baseload coal plant placed in-
 service in 3Q2010
• Potential growth beyond 2010 driven by additional environmental capex, transmission opportunities and wind
Attractive Platform for
Long-Term Earnings
Growth
• Constructive outcomes in 2006, 2007 and 2008 rate cases in Missouri and Kansas
• Current cases
 • Kansas - KCC order issued 11/22/10 authorized a revenue requirement increase of $21.8 million and brought
 Iatan 2 in to rate base with minimal disallowance
 • Missouri - $190 million rate increase request for KCP&L MO and GMO filed June 2010
Diligent Regulatory
Approach
• Cash flow and earnings heavily driven by regulated operations and cost recovery mechanisms
• Ample liquidity currently available under $1.25bn credit facilities
• Sustainable dividend and pay-out, right-sized to fund growth and to preserve liquidity
• Recent shift in outlook from Negative to Stable at Moody’s and S&P
Improved Financial
Position
Fall 2010 Investor Presentation

Strong Platform

## COMPREHENSIVE ENERGY PLAN HIGHLIGHTS

UTILITY RATE BASE
+9.1%
Rate Increase
+6.5%
Rate Increase
+15.4%
Rate Increase
Strategic Energy
KCP&L
2005
2006
2007
2008
2009

GREAT PLAINS ENERGY

Executing the Plan
Fall 2010 Investor Presentation

Project description	Comments
• 100 MW plant in Spearville, KS • Began construction in 2005	✓ Completed in Q3 2006 ✓ In rate base from 1/1/2007 ✓ No regulatory disallowance
• Selective Catalytic Reduction (SCR) unit at LaCygne 1	✓ Completed in Q2 2007 ✓ In rate base from 1/1/2008 ✓ No regulatory disallowance
• Air Quality Control System at Iatan 1	✓Completed in Q2 2009 ✓In rate base starting 3Q 2009 (KS 08/1 & MO 9/1) ✓No regulatory disallowance in 2009 MO and KS cases; capped exposure in 2010 cases
• Construction of Iatan 2 super-critical coal plant (850 MW; 73% GXP ownership share)1
✓ In-service on 8/26/2010; confirmed by KCC in October; MPSC view to be communicated through pending rate cases
✓ Included in KS rate base with minimal disallowance Q4 2010;
 MO rate base treatment to be determined Q2 2011

Iatan 2
Iatan 1
Environmental
LaCygne
Environmental
Wind
Great Plains Energy has effectively executed all elements of its Comprehensive Energy Plan to date and has received constructive regulatory treatment
Comprehensive Energy Plan
1 Includes post-combustion environmental technologies including an SCR system, wet flue gas desulphurization system and fabric filter to control emissions
Fall 2010 Investor Presentation

Strong Track Record of Execution

Rate Case Outcomes
Rate Jurisdiction	Amount Requested	Amount Approved	Effective Date	Rate Base	Return on Equity	Rate-making Equity Ratio
KCP&L - Missouri	$55.8	$50.6	1/1/2007	$1,270	11.25%	53.69%
KCP&L - Missouri	$45.4	$35.3	1/1/2008	$1,298	10.75%	57.62%
KCP&L - Missouri	$101.5	$95.0	9/1/2009	$1,4961	n/a4	46.63%
KCP&L - Kansas	$42.3	$29.0	1/1/2007	$1,0001	n/a2	n/a
KCP&L - Kansas	$47.1	$28.0	1/1/2008	$1,1001	n/a3	n/a
KCP&L - Kansas	$71.6	$59.0	8/1/2009	$1,2701	n/a4	50.75%
KCP&L - Kansas	$55.1	$21.8	12/1/2010	$1,781	10.00%	49.66%
GMO - MPS	$94.5	$45.2	6/1/2007	$918	10.25%	48.17%
GMO - MPS	$66.0	$48.0	9/1/2009	$1,1881	n/a5	45.95%
GMO - L&P	$24.4	$13.6	6/1/2007	$186	10.25%	48.17%
GMO - L&P	$17.1	$15.0	9/1/2009	$2861	n/a5	45.95%
1 Rate Base amounts are approximate amounts since the cases were black box settlements; 2 Iatan 2 AFUDC calculation was set at 8.5%; 3
Iatan 2 AFUDC calculation was set at 8.3%; 4 Iatan 2 AFUDC calculation was set at 8.25%; 5 Iatan 2 AFUDC calculation was set at 10.2%
Fall 2010 Investor Presentation

Focused Regulatory Approach

Operational and Strategic Overview
Fall 2010 Investor Presentation

- Hydrostatic Tests (completed 10/07/09)
- Air Flow Draft Tests (completed 2/25/10)
- First Fire on Oil (completed 3/29/10)
- Steam Blows (completed 6/03/10)
- First Fire on Coal (completed 7/20/10)
- Synchronization (completed 7/20/10)
- In-Service (declared by Company 8/26/10; confirmed by KCC in October; MPSC view to be communicated through pending rate cases)

GREAT PLAINS ENERGY

Fall 2010 Investor Presentation
Steps to Completion of Iatan 2

▪ Revenue Requirement Increase of $21.8 million (vs. Company Request of $50.9
 Million)
▪ 10.00% Authorized ROE (vs. Company Request of 10.75%); Equity Ratio of 49.66%
▪ Iatan 2 in Service and Added to Rate Base
 ▪ Total project disallowance of $20.4 million of budgeted costs ($5.1 million
 KCP&L Kansas jurisdictional); GXP recognized $4.0 million pre-tax loss in
 3Q10 associated with a portion of the disallowed costs
▪ Minimal Iatan 1 Environmental Project Disallowance
▪ Kansas Jurisdictional Rate Base of $1.781 Billion
▪ Requested Environmental Rider Denied
▪ New Rates Effective 12/1/10
Fall 2010 Investor Presentation

KCP&L Kansas Rate Case Summary

Jurisdiction	Requested Increase	Requested ROE	Rate Base	Rates Effective	Decision
KCP&L - MO	$92.1	11.00%	2,122.8	5/4/2011	Spring 2011
GMO - MPS	$75.8	11.00%	1,468.7	6/4/2011	Spring 2011
GMO - L&P	$22.1	11.00%	422.0	6/4/2011	Spring 2011
Total	$190.0		$4,013.5
(in $ millions)

Fall 2010 Investor Presentation
Missouri Rate Case Summary

Filed MO
Rate Cases
6/4/10
In-service Testing
Started 8/1/10
New Tariffs
Effective
KCP&L MO
5/4/11
KCP&L KS
Hearings
8/16/10 - 9/3/10
KCP&L MO
Hearings
1/18/11- 2/4/11
JUN
New KS Tariffs
Effective
12/1/10
New Tariffs
Effective GMO
6/4/11
JULY
AUG
SEPT
OCT
NOV
DEC
JAN
MAR
FEB
MAY
APR
JUN
MO True-up
Date for Both
KCP&L MO
and GMO
12/31/10
GMO Hearings
2/14/11- 2/18/11

Fall 2010 Investor Presentation
Rate Case Timeline

JD Power 2010 Results

MidAmerican Energy 687
Xcel Energy - Midwest 656
KCP&L 655
We Energies 653
Alliant Energy 646
Duke Energy - Midwest 632
Indiana Michigan Power 630
Westar Energy 625
Midwest - Large Utilities 624
AmerenUE 621
Detroit Edison 621
Ohio Edison 617
Consumers Energy 611
AEP Ohio 608
ComEd 605
The Illuminating Company 599
Ameren Illinois Utilities 599
540
560
580
600
620
640
660
680
700

GREAT PLAINS ENERGY

Strength at the Core
Tier 1
1st Quartile
Tier 2
2nd Quartile
Tier 3
3rd Quartile
Tier 4
4th Quartile
Source: 2010 JD Power Residential Study Results (3Q09 to 2Q10)

Fall 2010 Investor Presentation

SRS
KCP&L
Sustainable Resource Strategy

GREAT PLAINS ENERGY

Drivers of Change

Environmental

Rules

Natural Gas

Prices
Load Growth
Energy
Legislation
Financing
Emergent
Technologies

Fall 2010 Investor Presentation

Sustainable Resource Strategy
Change Creates Opportunity
Transmission &
Distribution
Opportunities
Opportunities
Resulting from
SmartGrid
Technologies
Generation Fleet
Optimization
Opportunities

Fall 2010 Investor Presentation

Financial Overview

Fall 2010 Investor Presentation

GREAT PLAINS ENERGY INCORPORATED
Consolidated Earnings and Earnings Per Share
Three Months Ended September 30
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2010	2009	2010	2009
	(millions)			
Electric Utility	$ 136.2	$ 83.9	$ 0.99	$ 0.62
Other	(4.2)	(5.5)	(0.03)	(0.04)
Income from continuing operations	132.0	78.4	0.96	0.58
Strategic Energy discontinued operations	-	0.8	-	0.01
Net income	132.0	79.2	0.96	0.59
Less: Net income attributable to noncontrolling interest	-	(0.1)	-	-
Net income attributable to Great Plains Energy	132.0	79.1	0.96	0.59
Preferred dividends	(0.4)	(0.4)	-	(0.01)
Earnings available for common shareholders	$ 131.6	$ 78.7	$ 0.96	$ 0.58

GREAT PLAINS ENERGY

Electric Utility’s net income increased $52.3 million primarily driven by a $109.8 million increase in gross margin* due to favorable impacts from weather and new retail rates
Increased number of shares outstanding primarily from the May 2009 equity offering resulted in dilution of
$0.02 per share
*Gross margin is defined and reconciled to GAAP operating revenues in the Appendix

Fall 2010 Investor Presentation

GREAT PLAINS ENERGY INCORPORATED
Consolidated Earnings and Earnings Per Share
Year to Date September 30
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2010	2009	2010	2009
	(millions)			
Electric Utility	$ 232.8	$ 134.1	$ 1.70	$ 1.05
Other	(16.1)	2.9	(0.12)	0.02
Income from continuing operations	216.7	137.0	1.58	1.07
Strategic Energy discontinued operations	-	(2.3)	-	(0.02)
Net income	216.7	134.7	1.58	1.05
Less: Net income attributable to noncontrolling interest	(0.1)	(0.2)	-	-
Net income attributable to Great Plains Energy	216.6	134.5	1.58	1.05
Preferred dividends	(1.2)	(1.2)	(0.01)	(0.01)
Earnings available for common shareholders	$ 215.4	$ 133.3	$ 1.57	$ 1.04

GREAT PLAINS ENERGY

Electric Utility’s net income increased $98.7 million primarily driven by a $239.4 million increase in gross margin* due to new retail rates and favorable impacts from weather
Other category earnings decreased $18.9 million primarily as a result of increased interest from the Equity
Units issued in 2009 and a $16 million benefit in 2009 related to the settlement of GMO’s 2003 - 2004 federal tax audit
Increased number of shares outstanding primarily from the May 2009 equity offering resulted in dilution of
$0.12 per share
*Gross margin is defined and reconciled to GAAP operating revenues in the Appendix

Fall 2010 Investor Presentation

$150
$125
$100
$75
$50
$25
$0
$136.2
$83.9
3Q '10
3Q '09

$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.99
$0.62
3Q '10
3Q '09

GREAT PLAINS ENERGY

Electric Utility Third Quarter
(millions except
where indicated)
Earnings
Earnings Per Share
Key Earnings Drivers:
+  Increased gross margin of $109.8 million primarily due to significantly warmer weather and full-
 quarter impact of new retail rates which took effect in August and September 2009
–  Increased operating expense of $12.1 million primarily driven by $5.2 million increase in general taxes and $4.0 million Iatan 2 loss;
– Increased depreciation and amortization of $7.4 million, including $3.2 million of additional amortization pursuant to KCP&L’s 2009 rate cases; and
– Decrease in non-operating income and expenses of $7.0 million, including $4.2 million less AFUDC equity due to lower CWIP balances

Fall 2010 Investor Presentation

$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
$232.8
$134.1
3Q '10
3Q '09

$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$1.70
$1.05
3Q '10
3Q '09

GREAT PLAINS ENERGY

Key Earnings Drivers:
+  Increased gross margin of $239.4 million primarily due to new retail rates and favorable weather
– Increased operating expense of $40.7 million primarily due to planned plant outages, higher general taxes and the Iatan 2 loss; and
– Increased depreciation and amortization of $28.2 million; including $17.2 million of additional amortization pursuant to KCP&L’s 2009 rate cases
Earnings
Earnings Per Share
(millions except
where indicated)

Fall 2010 Investor Presentation
Electric Utility Year-to-Date

Weather Normalized Retail MWh Sales and Customer Growth Rates

	3Q 2010 Compared to 3Q 2009			YTD 2010 Compared to YTD 2009		
	Customers	Use/Customer	Change MWh Sales	Customers	Use/Customer	Change MWh Sales
Residential	0.3%	0.8%	1.0%	0.2%	1.3%	1.5%
Commercial	0.5%	-1.7%	-1.1%	0.2%	-1.1%	-0.9%
Industrial	-1.2%	0.1%	-1.1%	-1.3%	4.8%	3.4%
Weighted Average	0.3%	-0.4%	-0.1%	0.2%	0.4%	0.6%

Residential
Commercial
Industrial

GREAT PLAINS ENERGY

Electric Utility Segment
Retail MWh Sales by Customer Class - Third Quarter 2010
44%
12%
44%

Fall 2010 Investor Presentation

Debt and Capital Structure

as of September 30, 2010

Long-term Debt Maturities
Debt ($ in millions)
$600
$500
$400
$300
$200
$100
$
2010
2013
2016
2019
2022
2025
2028
2031
2034
2042
GPE
KCP&L
GMO

Preferred
0.6%
Common
Equity
45.6%
LT Debt*
53.8%

GREAT PLAINS ENERGY

* Includes current maturities
Capital Structure
Great Plains Energy Debt ($ in millions)

	KCP&L		GMO (1)		GPE		Consolidated
	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)
Short-term Debt	$304.5(3)	0.80%	$0.0	0.00%	$22.0	3.06%	$326.5	0.95%
Long-term Debt(4)	$1,780.0	6.13%	$1,020.1	9.88%	$636.9	7.57%	$3,437.0	7.47%
Total	$2,084.5	5.35%	$1,020.1	9.88%	$658.9	7.42%	$3,763.5	6.89%
Secured debt = $862.3 (23%), Unsecured debt = $2,901.2 (77%)
(1) GPE guarantees substantially all of GMO’s debt
(2) Weighted Average Rates - excludes premium/discounts and fair market value adjustments; includes full Equity Units coupon (12%) for GPE
(3) Includes fully-drawn KCP&L A/R Securitization facility of $95 million
(4) Includes current maturities of long-term debt

Fall 2010 Investor Presentation

Positioned for Long-term Earnings Growth
• Diligently pursue constructive outcomes in current rate cases
• Continue to deliver on GMO synergies and move toward Tier
 1 costs across the organization
• Evaluate future opportunities through Sustainable Resource
 Strategy and continue to advocate on behalf of our
 shareholders, customers, and communities

Fall 2010 Investor Presentation

Great Plains Energy
Fall 2010 Investor Presentation

Fall 2010 Investor Presentation

Appendix
3Q 2010
Gross Margin Reconciliation

Fall 2010 Investor Presentation

Great Plains Energy Incorporated
Reconciliation of Gross Margin to Operating Revenues
(Unaudited)

	Three Months Ended September 30		Year to Date September 30	
	2010	2009	2010	2009
	(millions)			
Operating revenues	$ 728.8	$ 587.7	$ 1,787.7	$ 1,487.4
Fuel	(127.3)	(118.1)	(333.2)	(302.5)
Purchased power	(68.0)	(46.1)	(171.4)	(140.9)
Transmission of electricity by others	(8.1)	(7.9)	(20.9)	(21.2)
Gross margin	$ 525.4	$ 415.6	$ 1,262.2	$ 1,022.8

GREAT PLAINS ENERGY

Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles
(GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company’s expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s
Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above.

Fall 2010 Investor Presentation